INVESTOR MEETING 2012
Exhibit 99.1

Stacy Smith
Senior Vice President
Chief Financial Officer
INVESTOR MEETING 2012

INVESTOR MEETING 2012

What You Heard Today
• We are well positioned to power the next decade of computing
 – Reinventing the PC with the UltrabookTM
 – Capitalizing on Data Center & Internet Growth
 – Bringing the best of Intel technologies to phones & tablets
 – Delivering leading hardware plus software security solutions
 – Emerging markets will continue to be a significant growth driver
• Our widening process technology and manufacturing lead is giving us a sustainable, differentiated advantage

INVESTOR MEETING 2012

What You Will Hear From Me
• Our process technology and manufacturing leadership is a
 more valuable competitive advantage than ever before
• Our investments are delivering leadership products across all segments, which in turn is allowing us to generate outstanding revenue and profit growth
• We are growing, highly profitable and generating significant cash to invest in our business and drive shareholder return

INVESTOR MEETING 2012

Growth and Shareholder Return

INVESTOR MEETING 2012

Moore’s Law
“The number of transistors per square inch of
 silicon doubles every 2 years”
Two Implications:
1. Cost per square inch goes up over time
2. Doubling of transistors = “Scaling”
 – Improves performance
 – Cost per transistor declines

INVESTOR MEETING 2012

Capex Investment Operating Guidelines
1.  Advancing process technology lowers costs
2.  Faster is better
3.  Capacity deployed for expected unit volume
4.  Protect ability to capture upsides in demand

INVESTOR MEETING 2012

Capex Investment Operating Guidelines
1.  Advancing process technology lowers costs
2.  Faster is better
3.  Capacity deployed for expected unit volume
4.  Protect ability to capture upsides in demand
All Still True … 2 Observations
• Our leadership is extending as complexity and capital costs go up
• Equipment reuse protects against downside demand scenarios

INVESTOR MEETING 2012

Unit Volume Is Increasing
45 nm
32 nm
22 nm
Forecast
Microprocessor
Unit Shipments
by Process Node
65 nm
Source: Intel

INVESTOR MEETING 2012

Feature Integration Adds Value For Customers
Client Core Mix %
CPUs Sold with Integrated Graphics and
Chipset Functionality
2009
2010
2011
2009
2010
2011
Source: Intel

INVESTOR MEETING 2012

45 nm
32 nm
22 nm
14 nm
Square Feet
per Wafer
Forecast
65 nm
Complexity is Increasing
Square Feet per Wafer Will Be Higher
Sources: Intel
Forecast is based on current expectations and is subject to change without notice

INVESTOR MEETING 2012

Putting in Significant New Space
Capex Investment
$Billion
Sources: Intel
Forecast is based on current expectations and is subject to change without notice
Forecast

INVESTOR MEETING 2012

mm2
Forecast
Sources: Intel
Forecast is based on current expectations and is subject to change without notice
*Platform includes CPU and chipset and excludes Atom

INVESTOR MEETING 2012

*Platform includes both CPU and chipset and excludes Atom
And We are Getting Paid for Our
Technology Leadership
$
0
2006
2007
2008
2009
2010
2011
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
$Billions

INVESTOR MEETING 2012

Utilization rates
Deploying capacity for long term growth
Loadings
0
2000
2003
2005
2004
2007
2006
2001
2002
1997
2008
1998
1999
2009
2010
Forecast
2011
Capacity
Logic Capacity
Wafer Starts per Week 300mm Equivalent
2012
Sources: Intel
Forecast is based on current expectations and is subject to change without notice

INVESTOR MEETING 2012

Our Business Has Grown Significantly
Capex Investment
$Billion
Revenue
$Billion
Sources: Intel
*Represents the midpoint of our capex guidance of $12.5B
**Not an Intel forecast. Represents consensus revenue estimates from First Call on 5/4/12

INVESTOR MEETING 2012

Depreciation in Line with Historical Levels
Depreciation as a % of Revenues
Depreciation as a % of Revenues
%
%
Forecast
Depreciation as a % of Cost of Sales
Depreciation as a % of Cost of Sales
Forecast
%
%
Sources: Intel
Forecast is based on current expectations and is subject to change without notice

INVESTOR MEETING 2012

Delivering Historically High Gross Margins
Forecast
64% in 2012 represents the midpoint of the 2012 full year outlook range
Forecast range is based on current expectations and is subject to change without notice
Source: Intel
55%-65%
Gross Margin Range

INVESTOR MEETING 2012

Hold on there Tex … So why isn’t this increase in
capital dollars per wafer impacting gross margin?

INVESTOR MEETING 2012

Our Cost Equation
Changes vs. Historical Trend
+
=
Historical cost
per transistor
decline
continues

INVESTOR MEETING 2012

$ / Transistor
(Relative to 0.35um)
0.001
0.01
0.1
1
.35um
.25um
.18um
.13um
90nm
65nm
45nm
32nm
22nm
14nm
10nm
200mm
300mm
Forecast
Transistor Innovations Enable Cost Benefits
of Moore’s Law to Continue
Source: Intel
Forecast is based on current expectations and is subject to change without notice

INVESTOR MEETING 2012

Hold on there Tex … what if we are wrong
about unit growth?

INVESTOR MEETING 2012

Responsiveness - Case Study
2008 Financial Crisis
$Billion
Revenue
Source: Intel

INVESTOR MEETING 2012

Responsiveness - Case Study
2008 Financial Crisis
96%
34%
91%
0%
20%
40%
60%
80%
100%
Q2'08
Q4'08
Q2'09
Q4'09
Q2'10
Source: Intel

INVESTOR MEETING 2012

Responsiveness - Case Study
2008 Financial Crisis
$Billion
$1.2
$0.9
$1.0
0
1
2
Q2'08
Q4'08
Q2'09
Q4'09
Q2'10
CapEx
$2.0
Source: Intel

INVESTOR MEETING 2012

Responsiveness - Case Study
2008 Financial Crisis
Gross Margin
55%
45%
67%
Q2'08
Q4'08
Q2'09
Q4'09
Q2'10
0%
20%
40%
60%
80%
100%
Source: Intel

INVESTOR MEETING 2012

Growth and Shareholder Return

INVESTOR MEETING 2012

Strong Businesses Across the Continuum
PC Client Group
2011 Rev/OM
$35.4B/$14.8B
Software and Services Group
2011 Rev/OM
$1.9B/Breakeven
Source: Intel
Data Center Group
Other Intel Arch.
2011 Rev/OM
$5.0B/($0.6B)
2011 Rev/OM
$10.1B/$5.1B

INVESTOR MEETING 2012

Strong Businesses Across the Continuum
PC Client Group
2011 Rev/OM
$35.4B/$14.8B
Software and Services Group
2011 Rev/OM
$1.9B/Breakeven
Data Center Group
Other Intel Arch.
2011 Rev/OM
$5.0B/($0.6B)
2011 Rev/OM
$10.1B/$5.1B
Source: Intel

INVESTOR MEETING 2012

PC Client Group
2010 vs. 2011
2011 PERFORMANCE
$35.4B of revenue: 17% revenue growth
 • High single digit unit growth
 • Richer mix of products
$14.8B of operating margin: 42% of revenue
 • Unit cost down in the Performance and
 Mainstream segments
 • Increased investment in Ultrabooks™
Source: Intel
$Billion

INVESTOR MEETING 2012

Segmented Costs to Compete Across Segments
Platform Costs*
Performance
Mainstream
Value
Atom™
* Platform includes both CPU and Chipset components
 Forecast is based on current expectations and is subject to change without notice
 Source: Intel
Forecast
Forecast
Forecast
Forecast

INVESTOR MEETING 2012

PC Client Group
Looking Forward to 2013
Expect Emerging Markets and Ultrabooks™ will drive
solid revenue growth
Technology leadership, cost improvements, and
segmentation expected to maintain the
operating margin %
Forward looking statements specified are preliminary based on current expectations, and are subject to change without notice
Source: Intel

INVESTOR MEETING 2012

Data Center Group
Strong Businesses Across the Continuum
PC Client Group
Other Intel Arch.
2011 Rev/OM
$5.0B/($0.6B)
2011 Rev/OM
$35.4B/$14.8B
Software and Services Group
2011 Rev/OM
$1.9B/Breakeven
Source: Intel
2011 Rev/OM
$10.1B/$5.1B

INVESTOR MEETING 2012

Data Center Group
2010 vs. 2011
Source: Intel
2011 Performance
$10.1 B of Revenue: 17% growth
 • Double digit server unit growth
 • Richer mix of products driving higher ASPs
 • Significant growth in networking and storage
$5.1 B of Operating income: 50% of
Revenues
$Billion

INVESTOR MEETING 2012

Data Center Group
Looking Forward
 Benefiting from four trends
 1. Build-out of the cloud
 2. Expanding into networking and communications
 infrastructure, fabric, and storage
 3. Voracious demand for high-performance computing
 4. Technology leadership = high ROI for enterprise expansion
Forward looking statements specified are preliminary based on current expectations, and are subject to change without notice
Source: Intel
Still expect 15% underlying revenue growth CAGR for this
business through 2013 at ~50% operating margin

INVESTOR MEETING 2012

Data Center Group
Strong Businesses Across the Continuum
PC Client Group
Other Intel Arch.
2011 Rev/OM
$5.0B/($0.6B)
2011 Rev/OM
$35.4B/$14.8B
Software and Services Group
2011 Rev/OM
$1.9B/Breakeven
Source: Intel
2011 Rev/OM
$10.1B/$5.1B

INVESTOR MEETING 2012

Already a Large Player, We Expect To
Outgrow The Market
Forecast
Forecast
$Billion
Source: Intel
Forecast is based on current expectations and is subject to change without notice

INVESTOR MEETING 2012

Making Significant Investments
Forecast
$Billion
Sources: Intel
Forecast is based on current expectations and is subject to change without notice

INVESTOR MEETING 2012

Significant R&D Investment Leverage
Technology
Development
>$2B
Software
R&D
>$1B
Shared Processor
and Gfx
>$2B
FOUNDATIONAL INVESTMENT
Sources: Intel
Forecast is based on current expectations and is subject to change without notice

INVESTOR MEETING 2012

R&D Synergies Across Businesses
$2B
Other IA
(Phones, Tablets,
Embedded, IMC)
$2B
PCCG + DCG
Development
>$2B
R&D
>$1B
and Gfx
>$2B
FOUNDATIONAL INVESTMENT
Sources: Intel
Forecast is based on current expectations and is subject to change without notice

INVESTOR MEETING 2012

Intel Atom™ Extends the Cost Curve
1x
.5x
.25x
High-End
Smartphone
Segment
Low-End
Smartphone
Segment
Sources: Intel
Forecast is based on current expectations and is subject to change without notice

INVESTOR MEETING 2012

Other Intel Architecture Group
Looking Forward
Intelligent Systems
 • On track to be a $2B business in 2012
 •Expect revenue growth of 25%+ in 2013 with operating margin of ~$1B
 Phones and Tablets
 • Making significant investments in SOC capabilities, LTE, and Software
 • 2012 design win momentum feeds 2013 revenue growth
We expect to grow the business by more than $1.5B and cut the operating loss by half in 2013
Source: Intel
Forward looking statements specified are preliminary based on current expectations, and are subject to change without notice

INVESTOR MEETING 2012

Data Center Group
Strong Businesses Across the Continuum
PC Client Group
Other Intel Arch.
2011 Rev/OM
$5.0B/($0.6B)
2011 Rev/OM
$35.4B/$14.8B
Software and Services Group
2011 Rev/OM
$1.9B/Breakeven
Source: Intel
2011 Rev/OM
$10.1B/$5.1B

INVESTOR MEETING 2012

Software and Services Group
• Rapidly growing software and services capabilities
• Expertise in security benefiting our core business
• 2011: $1.9B in revenue/~breakeven
• 2012: ~$2.4B* in revenue /slightly positive
 operating margin
• 2013 and beyond*: Expect low double digit
 revenue growth
Forecast is based on current expectations and is subject to change without notice
Source: Intel

INVESTOR MEETING 2012

NAND Solutions Group*
$0
Sources:
Operating Profit $ and Compute % - Intel
Cost/GB - iSuppli - Flash Q1 2012 Market Tracker
Forecast is based on current expectations and is subject to change without notice
*NAND solutions group is the same as Non-Volatile Memory Solutions Group and is part of the “All Other” segment
Forecast

INVESTOR MEETING 2012

Delivering Historically High Gross Margins
Forecast
64% in 2012 represents the midpoint of the 2012 full year outlook range
Forecast range is based on current expectations and is subject to change without notice
Source: Intel
2013
Top End of the Range

INVESTOR MEETING 2012

Growth and Shareholder Return

INVESTOR MEETING 2012

Delivering Significant Growth
2008-2011:
37% CAGR
Source: Intel
*2009 earnings per share excludes EC fine and AMD settlement of $2.6B. See Non-GAAP recon in Appendix A
2008-2011:
13% CAGR
$Billion

INVESTOR MEETING 2012

ROIC Progress Report
ROIC includes cash and goodwill. 2001-2005 excludes share-based compensation. GAAP required the recognition of share-
based compensation beginning in 2006.
See Appendix B for the calculation of Intel ROIC and the related reconciliations of GAAP to non-GAAP results
See Appendix C for the calculation of forecast ROIC
Benchmark for the S&P 500 ROIC measured on average pulled from S&P Capital IQ. Top 20 calculated as the S&P500 ROIC Top
20 percentile
Achieving Goal to Rank Among Top ROIC Performers
Forecast
Intel
Top 20%
S&P 500

INVESTOR MEETING 2012

Strong Cash Generation
Cash from Operations
$Billion
Source: Intel

INVESTOR MEETING 2012

Strong Cash Generation
$Billion
Sources: Intel

INVESTOR MEETING 2012

Steadily Increasing Dividend
*2012 Annualized figure for dividend is not an Intel forecast but represents the Q1 payment, plus the Q2 declaration, plus the May 7th announced Q3 dividend, and assuming the fourth quarter is equal to the third quarter
Source: Intel
2003-2012:
30% CAGR

INVESTOR MEETING 2012

Share Repurchases
In 2011, we bought back 642 million shares for $14.1B
Source: Intel

INVESTOR MEETING 2012

Key Messages
• Our process technology and manufacturing leadership is a
 more valuable competitive advantage than ever before
• Our investments are delivering leadership products across all segments, which in turn is allowing us to generate outstanding revenue and profit growth
• We are growing, highly profitable and generating significant cash to invest in our business and drive shareholder return

INVESTOR MEETING 2012

Risk Factors
The above statements and any others in this document that refer to plans and expectations for the second quarter, the year and the future are forward-looking statements that involve a number of risks and uncertainties. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “will,” “should”
and their variations identify forward-looking statements. Statements that refer to or are based on projections, uncertain events or assumptions also identify forward-
looking statements. Many factors could affect Intel’s actual results, and variances from Intel’s current expectations regarding such factors could cause actual results to differ materially from those expressed in these forward-looking statements. Intel presently considers the following to be the important factors that could cause actual results to differ materially from the company’s expectations. Demand could be different from Intel's expectations due to factors including changes in business and economic conditions, including supply constraints and other disruptions affecting customers; customer acceptance of Intel’s and competitors’ products; changes in customer order patterns including order cancellations; and changes in the level of inventory at customers. Uncertainty in global economic and financial conditions poses a risk that consumers and businesses may defer purchases in response to negative financial events, which could negatively affect product demand and other related matters. Intel operates in intensely competitive industries that are characterized by a high percentage of costs that are fixed or difficult to reduce in the short term and product demand that is highly variable and difficult to forecast. Revenue and the gross margin percentage are affected by the timing of Intel product introductions and the demand for and market acceptance of Intel's products; actions taken by Intel's competitors, including product offerings and introductions, marketing programs and pricing pressures and
Intel’s response to such actions; and Intel’s ability to respond quickly to technological developments and to incorporate new features into its products. Intel is in the process of transitioning to its next generation of products on 22nm process technology, and there could be execution and timing issues associated with these changes, including products defects and errata and lower than anticipated manufacturing yields. The gross margin percentage could vary significantly from expectations based on capacity utilization; variations in inventory valuation, including variations related to the timing of qualifying products for sale; changes in revenue levels; segment product mix; the timing and execution of the manufacturing ramp and associated costs; start-up costs; excess or obsolete inventory; changes in unit costs; defects or disruptions in the supply of materials or resources; product manufacturing quality/yields; and impairments of long-lived assets, including manufacturing, assembly/test and intangible assets.
The tax rate expectation is based on current tax law and current expected income. The tax rate may be affected by the jurisdictions in which profits are determined to be earned and taxed; changes in the estimates of credits, benefits and deductions; the resolution of issues arising from tax audits with various tax authorities, including payment of interest and penalties; and the ability to realize deferred tax assets. Gains or losses from equity securities and interest and other could vary from expectations depending on gains or losses on the sale, exchange, change in the fair value or impairments of debt and equity investments; interest rates; cash balances; and changes in fair value of derivative instruments. The majority of Intel’s non-marketable equity investment portfolio balance is concentrated in companies in the flash memory market segment, and declines in this market segment or changes in management’s plans with respect to Intel’s investments in this market segment could result in significant impairment charges, impacting restructuring charges as well as gains/losses on equity investments and interest and other. Intel's results could be affected by adverse economic, social, political and physical/infrastructure conditions in countries where Intel, its customers or its suppliers operate, including military conflict and other security risks, natural disasters, infrastructure disruptions, health concerns and fluctuations in currency exchange rates. Expenses, particularly certain marketing and compensation expenses, as well as restructuring and asset impairment charges, vary depending on the level of demand for Intel's products and the level of revenue and profits. Intel’s results could be affected by the timing of closing of acquisitions and divestitures. Intel's results could be affected by adverse effects associated with product defects and errata (deviations from published specifications), and by litigation or regulatory matters involving intellectual property, stockholder, consumer, antitrust, disclosure and other issues, such as the litigation and regulatory matters described in Intel's SEC reports. An unfavorable ruling could include monetary damages or an injunction prohibiting Intel from manufacturing or selling one or more products, precluding particular business practices, impacting Intel’s ability to design its products, or requiring other remedies such as compulsory licensing of intellectual property. A detailed discussion of these and other factors that could affect Intel’s results is included in Intel’s
SEC filings, including the company’s most recent Form 10-Q, Form 10-K and earnings release.

INVESTOR MEETING 2012

INTEL CORPORATION
RECONCILIATIONS OF GAAP TO NON-GAAP RESULTS
Appendix A: AMD Settlement/EC Fine
• In addition to disclosing financial results calculated in accordance with United States (U.S.) generally accepted accounting principles (GAAP), this presentation contains non-GAAP financial measures that exclude the charge incurred in the fourth quarter of 2009 as a result of the settlement agreement with
 Advanced Micro Devices, Inc. (AMD) in the amount of $1.25 billion, and a charge incurred in the second quarter of 2009 as a result of the European Commission (EC) fine in the amount of €1.06 billion, or about
 $1.45 billion. These non-GAAP measures also exclude the associated impacts of the AMD settlement on our tax provision. The EC fine did not impact the income tax provision because it was not tax deductible.
• The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations from these results should be carefully evaluated. Management believes the non-GAAP financial measures are appropriate for both its own assessment of, and to show the reader, how our performance compares to other periods. Set forth below are reconciliations of the non
 -GAAP financial measures to the most directly comparable GAAP financial measures.

INVESTOR MEETING 2012

INTEL CORPORATION
RECONCILIATIONS OF GAAP TO NON-GAAP RESULTS
Appendix A: AMD Settlement/EC Fine (Continued)

INVESTOR MEETING 2012

INTEL CORPORATION
RECONCILIATIONS OF GAAP TO NON-GAAP RESULTS
Appendix B: Historic ROIC
• We define Return on Invested Capital (ROIC) as adjusted net operating profit after taxes divided by beginning invested capital.  Management believes that
 ROIC provides greater visibility into how effectively Intel deploys capital.
 Management uses ROIC as a high level target to help ensure that overall performance is understood and acceptable. ROIC is not a measure of financial performance under accounting principles generally accepted in the United States
 (GAAP), and may not be defined and calculated by other companies in the same manner as Intel does.  ROIC should not be considered in isolation or as an alternative to net income as an indicator of company performance.

INVESTOR MEETING 2012

INTEL CORPORATION
RECONCILIATIONS OF GAAP TO NON-GAAP RESULTS
Appendix B: Historic ROIC
($m)	2002	2003	2004	2005	2006
Net income (GAAP)	$ 3,117	$ 5,641	$ 7,516	$ 8,664	$ 5,044
Interest expense	84	62	50	19	24
Income tax adjustment (1)	(22)	(15)	(14)	(6)	(7)
Adjusted net operating profit after taxes	$ 3,179	$ 5,688	$ 7,552	$ 8,677	$ 5,061

	2001	2002	2003	2004	2005
Total assets (GAAP) (2)	$ 44,395	$ 44,224	$ 47,143	$ 48,143	$ 48,309
Current liabilities	(6,570)	(6,595)	(6,879)	(8,006)	(9,234)
Invested capital	$ 37,825	$ 37,629	$ 40,264	$ 40,137	$ 39,075

	2002	2003	2004	2005	2006
Return on invested capital (Adjusted net operating profit after taxes / prior year end invested capital)	8.4%	15.1%	18.8%	21.6%	13.0%

Net income/ prior year end total assets	7.0%	12.8%	15.9%	18.0%	10.4%

(1) Assumed tax effect of interest expense based on the effective tax rate

(2) 2005-2008 Total assets has been adjusted due to changes to the accounting for convertible debt instruments

INVESTOR MEETING 2012

INTEL CORPORATION
RECONCILIATIONS OF GAAP TO NON-GAAP RESULTS
Appendix B: Historic ROIC (Continued)
($m)	2007	2008	2009	2010	2011
Net income (GAAP)	$ 6,976	$ 5,292	$ 4,369	$ 11,464	$ 12,942
Interest expense	15	8	1	0	41
Income tax adjustment (1)	(4)	(2)	(0)	0	(11)
Adjusted net operating profit after taxes	$ 6,987	$ 5,298	$ 4,370	$ 11,464	$ 12,972

	2006	2007	2008	2009	2010
Total assets (GAAP) (2)	$ 48,372	$ 55,664	$ 50,472	$ 53,095	$ 63,186
Current liabilities	(8,514)	(8,571)	(7,818)	(7,591)	(9,327)
Invested capital	$ 39,858	$ 47,093	$ 42,654	$ 45,504	$ 53,859

	2007	2008	2009	2010	2011	10 YR AVG
Return on invested capital (Adjusted net operating profit after taxes / prior year end invested capital)	17.5%	11.3%	10.2%	25.2%	24.1%	16.5%

Net income/ prior year end total assets	14.4%	9.5%	8.7%	21.6%	20.5%	13.9%

(1) Assumed tax effect of interest expense based on the effective tax rate

(2) 2005-2008 Total assets has been adjusted due to changes to the accounting for convertible debt instruments

INVESTOR MEETING 2012

INTEL CORPORATION
CALCULATION OF FORECAST ROIC
Appendix C
($m)	2012 Forecast
Consensus net income (1)	$ 12,696
Annualized interest expense (2)	124
Income tax adjustment (3)	(35)
Adjusted net operating profit after taxes	$ 12,785

2011
Total assets (GAAP)	$ 71,119
Current liabilities	(12,028)
Invested capital	$ 59,091

2012 Forecast
Return on invested capital (Adjusted net operating profit after taxes / prior year end invested capital)	21.6%
1. “Forecast reflects Consensus net income forecast published by Thomson Reuters as of 4/13/12. This information is provided solely to illustrate forecast ROIC based upon analysts’ views as of a point in time. Intel has not reviewed, does not endorse or adopt, and expresses no views on the accuracy of the information reported by Thomson Reuters or the accuracy, appropriateness or completeness of the reports upon which such information is based. You should not view this information as reflecting Intel’s or its management’s views, and Intel disclaims any responsibility with respect to such information or reports currently or in the future.”
2. Annualized amount above is our Q1 2012 interest expense multiplied by four
3. Assumed tax effect of annualized interest expense based on our Q1 2012 effective tax rate

INVESTOR MEETING 2012